Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
February 28, 1999



        Expected B Maturity                         7/17/00


        Blended Coupon                               5.9642%


        Excess Protection Level
        3 Month Average   5.95%
          February, 1999   6.15%
          January, 1999   5.80%
          December, 1998   5.90%


        Cash Yield                                  17.82%


        Investor Charge Offs                         5.13%


        Base Rate                                    6.55%


        Over 35 Day Delinquency                      5.38%


        Seller's Interest                            9.80%


        Total Payment Rate                          13.67%


        Total Principal Balance                     $40,800,539,305.60


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,998,619,787.11